CONTRACT OF EMPLOYMENT
BETWEEN
LESAKA TECHNOLOGIES PROPRIETARY

LIMITED
("the Company")
AND
DANIEL LUKE SMITH
("the Employee")
1. EMPLOYMENT
1.1
The Company employs the Employee, who accepts

employment in accordance with the terms
and conditions of this contract.
1.2

In this agreement unless the

context indicates otherwise the male shall

import the female and
the singular shall include the plural and vice versa.
1.3
The

Company

hereby

appoints

the

Employee

to

the

position

of

Chief

Financial

Officer

for
Lesaka Technologies

Proprietary Limited, subject

to the Employee

satisfying the

Company’s
normal

requirements

regarding

his

previous

outside

employment

etc,

which

includes
satisfactory reference and credit checks.
1.4
The

following

aspects

are

extracted

from

the

Company

Staff

Manual,

available

to

all
Employees, obtainable from the respective manager, and are covered in greater depth therein.

2. DURATION
2.1
Subject to 2.2

and 9, this

agreement shall commence

on 1 October

2024 and the contract

period
is 3 years from your date of joining. This contract

shall be terminable by either party by giving
not less than three month's written notice of termination.

2.2
The Company may utilise the Employee's services at whatever place and in whatever capacity
as may be required during the currency of this agreement.
2.3 The first three months will be considered a probationary period.
3. REMUNERATION
3.1
The

Employee’s

remuneration

will

be

determined

on

the

basis

of

the

total direct

cost

to

the
Company, excluding any

statutory deductions,

which the

Employee and

the Company

are liable
for. The Employee’s

total direct cost to the Company will be R6 000 000-00 per annum.
3.2 The Employee will receive his emoluments monthly in arrears.
3.3 The
Employee shall be eligible to earn a discretionary

cash incentive award in respect of each
full

fiscal

year

during

the

Employment

Period

as

determined

in

the

sole

discretion

of

the
Remuneration Committee

of the

Lesaka Technologies,

Inc. Board.

Any such

award (and

the
terms and conditions

of such award)

shall be based upon

the Employee's performance

and such
Exhibit 10.53

other

factors

as

the

Remuneration

Committee

shall

determine

in

its

discretion,

which

may
include the Group’s performance during such year.
4. HOURS OF WORK
4.1

The Employee’s

ordinary hours

of work

will be

40 hours

per week

or 160

hours per

4-week
cycle, excluding lunch hours.
4.2

The

Employee

will

be

required

to

work

a

five-day

week

from

Monday

to

Friday.

Normal
working hours will be determined by the Employee’s manager.

4.3

At

the

discretion

of

the

Company

the

Employee

may

be

required

to

work

on

weekends

and
Public Holidays in accordance with the work schedule or alternatively as the need arises.

4.4

The Employee acknowledges

that the Company

has the right

to change the

hours of work,

from
time to time, in terms of its operational requirements.
5.

LEAVE

ENTITLEMENT
5.1 ANNUAL LEAVE
The Employee acknowledges that he will qualify for 25

working days leave in respect of each
completed 12-month period

of service, (or

2.08 working days

per month).

This is based

on a
five-day working week.

All rules pertaining

to this leave are

set out in

the Company’s

Leave
Policy.
5.2 SICK LEAVE
5.2.1

The Employee is only

entitled to paid sick

leave in the event

that they are unable

to work due
to sickness or injury subject to the requirements contained in the Company’s leave policy.
5.2.2

Employees will accumulate

sick leave at

the rate of

one (1) days

sick leave per every

twenty-
six (26) days worked during the first six (6) months of employment.

Thereafter,

employees who

work a

5-day work

week are

entitled to

30 days

sick leave

per 3-
year sick leave

cycle and employees

who work a

6-day work week

are entitled to

a 36 days

sick
leave per 3-year sick leave cycle
5.3
FAMILY

RESPONSIBILITY LEAVE
Where the

Employee has

completed four

months of

service, the

Employee will

be entitled

to
three days of paid leave per year for the following:
5.4.1

when the Employee’s child is sick; or
5.4.2

in the event of death of:
5.4.2.1

the Employee’s spouse or life partner; or
5.4.2.2

the

Employee’s

parent,

adoptive

parent,

grandparent,

child,

adopted

child,
grandchild or sibling.

Please note that the Company requires reasonable proof of the above.

6. MEDICAL AID

You

have

the

option

to

join

the

Company’s

Medical

Aid

Scheme

with

Discovery

Medical
Health or Bankmed of which you will have to pay the full contribution.
7. EMPLOYEE’S DUTIES
7.1

The Employee shall be expected to satisfactorily perform such duties as may be required from time to time as determined by the Company.
7.2

The Employee agrees and

undertakes to obey all

reasonable and lawful orders

and instructions,
which

may

be

given

by

any

person

employed

by

the

Company

who

is

in

a

managerial

or
supervisory position.
7.3

The Employee

confirms that

he is

capable and

competent to

perform the

duties for

which he
has been employed and that he has the

necessary skills and knowledge to perform competently
and to the satisfaction of the Company.
7.4

It is

expressly agreed

by the

Employee that

that should

the work

as set

out in

the job

description,
be unavailable,

he will

be prepared

to perform

any other

suitable work

which falls

within his
vocational abilities.
7.5

The Employee agrees and undertakes to devote

all time and attention during working hours

to
conducting the Company's business.
7.6
The Employee agrees and undertakes not

to engage in activities which

would detract from the
proper

performance

of

Company's

duties,

nor

to

be

engaged

in

any

other

kind

of

business
without first having obtained the Company's written authority to do so.
7.7

If the Employee

is unable to

report for duty,

for any reason,

then the Employee

undertakes to
contact his manager before he is due to report for duty and notify him of such reasons.

8. COPYRIGHT
8.1

The Employee acknowledges that the

Company shall, by operation of

law,

become the owner
of the copyright in any

work, which is eligible

for copyright and which is

created or executed
by the Employee, whether alone or with others, in the course and scope of employment.
8.2

Insofar as it may be necessary,

the Employee cedes and assigns to the Company the copyright
of any work created or executed by

the Employee, whether alone or with

others, in the course
and scope of employment.
8.3

The Employee undertakes

not to

exercise any

residuary rights in

respect of

any work

created
or

executed

by

the

Employee,

whether

alone

or

with

others,

in

the

course

and

scope

of
employment with the Company.
8.4

All work created or executed by the Employee and for which copyright exists shall, unless the
Employee establishes the

contrary,

be deemed to

have been created

or executed in

the course
and scope of employment with the Company.

9. TERMINATION FOR MISCONDUCT OR ILLNESS
9.1
Subject to fair procedures

being adhered to, this

agreement may be

terminated by the Company
summarily at any time and without any payment in lieu of notice if, at any time, the Employee is

guilty

of

any

serious

misconduct

or

commits

a

breach

of

a

material

obligation

under

this
agreement or is guilty of any act which at common law would entitle the Company summarily
to terminate this agreement.
9.2

If the Employee is absent for an unreasonable long time

due to illness, the Company is entitled
to terminate the contract after a

fair procedure and investigation

into the health position of

the
worker.
9.3

The Company reserves the right to request

the Employee to undergo a

medical examination at
any time at the Company's expense to

assist in determining the Employee's fitness

to continue
Employment.
9.4

The Employee guarantees

that at the

time of signing

this contract, he is

free of any notifiable,
contagious illness. If the Employee should discover any such illness after employment, he will immediately inform the Company.
9.5

You

agree that

by virtue

of your

employment, you

are bound

by the

principles

of the

REDS
check Database which applies to you, both during and after termination of your employment.

9.6

Should your employment

with the Company

be terminated for

any reason

related to dishonesty,
your

name

and

biographical

details

will

be

recorded

on

a

central

database,

the

REDS

check
Database administered

by the

Banking Association

of South

Africa.

If you

were to

resign to
avoid facing a

disciplinary process relating

to misconduct involving

an element of

dishonesty
or if the Company, after termination of your employment, were to uncover serious misconduct by you involving

an element of

dishonesty committed whilst

still employed, the

Company shall
be entitled to

convene a REDS

check enquiry.

The purpose of

the enquiry shall

be to determine
whether you should be listed on the REDS check Database and to afford you an opportunity to be heard before a decision is made."
10. RESTRICTIVE COVENANTS AGREEMENT
10.1

On the

date hereof,

Executive shall

execute a restrictive

covenants agreement,

in the

form of
Exhibit A attached hereto and made a part hereof (the “ Restrictive Covenants Agreement ”).
11. MISCELLANEOUS MATTERS
11.1
Notwithstanding the

terms contained

in this

contract, the

Employee accepts

that all

the rules
and procedures of the Company, wheresoever contained are applicable to his Employment and that,

in

the

event

of

any

conflict

between

such

rules

and

procedures

and

this

contact,

this
contract

will

be

regarded

as

being

binding.

The

Employee

undertakes

not

to

injure

the
reputation or business of

the Company and its customers

and to observe the

utmost secrecy and
good faith in all dealings concerning the Company or its customers.
11.2

The

Employee

acknowledges

that

the

Company’s

Disciplinary

Code

and

Procedure,

and
Grievance Policy

and Procedure, are

applicable to

the employment

relationship and

agrees to
be bound thereby.

11.3

No agreement varying, adding to, deleting

from or cancelling this agreement, shall be

effective
unless reduced to writing and signed by or on behalf of the parties.
11.4

The Employee agrees that he will retire at the age of 65.
11.5

The Employee declares that he has never been

convicted of a criminal offence. The

Employee
agrees that should this

statement be proved to

be false, or should

the Employee fail to

declare
a

future

criminal

offence,

the

Company

reserves

the

right

to

summarily

terminate

the
Employee’s service.
11.6

The Employee

shall, within

a reasonable

period, notify

the Company

of any

change in

his status,
such

as

address,

dependants,

marital,

telephone

number,

qualifications

or

any

other

relevant
changes.
11.7

Both

parties

acknowledge

that

by

signing

this

contract,

they

have

received

a

copy

of

this
contract, and

they have read

and understood

the contents thereof.

Both parties undertake

to hold
themselves bound by this contract and agree to observe the provisions contained therein.
12. INDULGENCES

No indulgence

granted by

a party

shall constitute

a waiver

of any

of that

party's rights

under
this agreement.
13. PROTECTION OF PERSONAL INFORMATION
13.1

I

hereby

authorise

Lesaka

Technologies

Group,

its

Human

Resource

Department

and
authorised Management

team to

use, review

and process

any personal

information including
special

personal

information,

as

defined

in

the

Protection

of

Personal

Information

Act

4

of
2013, provided

to the company

in the course

of my employment

as well as

any information

that
I have provided in support of my employment application.
13.2

I understand

my right

to privacy

and the

right to

have my

personal information

processed in
accordance with

the conditions

for the

lawful processing

of personal

information and

hereby
give my consent

to the Company

to collect process

and distribute relevant

personal information
where the company is legally required to do so.

13.3

I

hereby

consent

that

I

understand

that

third

party

providers

such

as

Funds,

Medical

Aid
suppliers, etc.

may have

access to

my personal

information and

I hereby

consent to

the company
sharing my

personal information

strictly for

the administration

with these

funds and/or

services.
13.4

I hereby confirm that I have the permission of my dependent(s) and/or beneficiary(ies) to give their

consent,

where

such

consent

can

be

provided,

and

I

hereby

indemnify

Lesaka
Technologies Group against this.

14 DOCUMENTS APPLICABLE
14.1

The

following

documents

form

part

of

the

Employee’s

contract

of

employment

with

the
Company:
(a) Articles of Agreement
(b) Staff Manual
(c) Restrictive Covenants Agreement (Attached)
(d)
Any other

documents of

which the

Employee may

be advised

during his

employment
with the Company
14.2

This agreement is conditional

upon the Employee providing

the Company with certified

copies
of the following original documents which form part of the Employee’s joining formalities.

It
is essential that these be submitted within two weeks of the Employee’s commencement date:
(a) Identity Document
(b) Highest Qualification
(c) Tax reference number (if not available it must be obtained from SARS)
14.3

Enclosed is

a copy

of the

employee’s Articles of

Agreement in

duplicate, which

are to

be signed
by the

employee himself.

When completed,

one

copy of

the Articles

of

Agreement is

to be
returned to the Company office for retention.

Signed at

Rosebank

on

08 October 2024

/s/ Ali Mazanderani
__________________________________________

Signed at

Rosebank

on

08 October 2024

/s/ Dan Smith
___________________________
The Employee
For and on behalf of Lesaka Technologies

Proprietary Limited
4
th

Floor, President Place Cnr. Jan Smuts
Ave & Bolton Rd Rosebank, Private Bag 2424
Parklands, 2121